TIFF Investment Program (“TIP”)

Supplement dated December 18, 2023

to the TIP Prospectus dated April 28, 2023, as Supplemented April 28, 2023 and October 31, 2023,
and the TIP Statement of Additional Information dated April 28, 2023, as Supplemented October 31, 2023

This supplement provides new and additional information to the TIP prospectus referenced above (the “Prospectus”) and the TIP Statement of Additional Information referenced above (the “SAI”).

The Board of Trustees of TIP has approved the termination of the money manager agreements between TIP, on behalf of TIFF Multi-Asset Fund (“MAF”), and each of Mission Value Partners, LLC (“Mission Value”), Green Court Capital Management Limited (“Green Court”) and TB Alternative Assets Ltd. (“TB Alternative” and together, with Mission Value and Green Court, the “Money Managers”) and these Money Managers are no longer managing any portion of MAF’s assets.

Effective immediately, all references to Mission Value, Green Court and TB Alternative and disclosure related to these Money Managers in the Prospectus are hereby removed under the headings “Money Managers and Their Strategies” and “Money Manager Fee Arrangements and Portfolio Managers.” Additionally, all references to Mission Value, Green Court and TB Alternative and disclosure related to these Money Managers in the SAI are hereby removed under the headings “Money Manager Agreements” and “Description of Indices.”

Please keep this supplement for future reference.